May 24, 2000


                       DREYFUS PREMIER EQUITY FUNDS, INC.
                     Dreyfus Premier Aggressive Growth Fund
                     Dreyfus Premier Emerging Markets Fund
                     Dreyfus Premier Growth and Income Fund

               Supplement to Statement of Additional Information
                             Dated February 1, 2000


     The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services - Automatic Withdrawal Plan."

     Class B Shares - Dreyfus Automatic Withdrawal Plan

     For any Fund account opened on or ater July 24, 2000, or any existing Fund account to which the Dreyfus Automatic Withdrawal Plan ("AWP") is added on or after July 24, 2000, there will be no CDSC on Class B shares redeemed pursuant to an AWP withdrawal, as long as the amount of the withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the AWP, or the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the AWP that exceed such amounts will be subject to a CDSC.